SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
AND GUARANTY AGREEMENT

This Second Amendment to Third Amended and Restated Credit and Guaranty Agreement (this “Amendment”) is made as of this 14th day of January, 2026, by and among CTR PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), CARETRUST REIT, INC., a Maryland corporation (the “REIT Guarantor”), the other Guarantors identified herein, KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), on behalf of itself and certain other lenders (each a “Lender” and collectively, the “Lenders”) and the Lenders party hereto. Unless otherwise defined herein, terms defined in the Credit Agreement set forth below as amended hereby shall have the same meaning herein.
W I T N E S S E T H:
WHEREAS, the Borrower, the REIT Guarantor and the other Guarantors party thereto, the Administrative Agent and certain of the Lenders have entered into a certain Third Amended and Restated Credit and Guaranty Agreement dated as of December 18, 2024, as amended by that First Amendment to Third Amended and Restated Credit and Guaranty Agreement dated as of May 30, 2025 (collectively, the “Credit Agreement”); and
WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:
1.Amendment to Credit Agreement. The definition of “Permitted Encumbrances” in Section 1.1 of the Credit Agreement is hereby amended by (a) inserting “and” at the end of clause (viii) thereof and inserting new clause (ix) as follows:
“(ix) Liens in favor of the Loan Parties, or in favor of Persons wholly owned (directly or indirectly) by any Loan Party, on assets located in the United Kingdom, or on equity interests of any Person that owns such assets or is the direct or indirect owner of the equity interests of any such Person that owns such assets, securing intercompany Indebtedness among the Loan Parties, among the Loan Parties and their Subsidiaries or among Subsidiaries of the Loan Parties, which intercompany Indebtedness is advanced to Subsidiaries of the Borrower that own assets in the United Kingdom.”
and (b) amending and restating the proviso after the end of clause (ix) in its entirety as follows: “provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness except as permitted by clause (ix) above.”

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2.Representations and Warranties. The Loan Parties hereby represent, warrant and covenant with Administrative Agent and Lenders that, as of the date hereof:
(a)All representations and warranties made in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent that such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects of such earlier date (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects).
(b)There exists no Default or Event of Default under any of the Loan Documents.
(c)The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary organizational action of each Loan Party. This Amendment has been duly executed and delivered by each Loan Party and constitutes the valid and binding obligations of each Loan Party, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
(d)The execution, delivery and performance by each Loan Party of this Amendment (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, (ii) will not violate any Requirement of Law applicable to any Loan Party, or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under any Contractual Obligation of any Loan Party, and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except, in each case, as would not reasonably be expected to result in a Material Adverse Effect.
3.Conditions to Effectiveness. This Amendment shall not be effective (the “Second Amendment Effective Date”) until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent:
(a)This Amendment shall have been duly executed and delivered by the Loan Parties, the Administrative Agent and the Required Lenders.
(b)All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment shall have been duly and effectively taken.
(c)Administrative Agent shall have received payment of all fees, expenses and other amounts due and payable on or prior to the Second Amendment Effective Date, including, without limitation, reimbursement or payment of all reasonable and
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documented out-of-pocket expenses of the Administrative Agent, the Lead Arrangers and their Affiliates required to be reimbursed or paid by the Borrower under the Credit Agreement, under any other Loan Document and under any agreement with the Administrative Agent or the Lead Arrangers, in each case, to the extent that a detailed invoice is delivered to the Borrower at least one (1) Business Day prior to the Second Amendment Effective Date.
(d)After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
4.This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment. The Loan Parties hereby ratify, confirm and reaffirm all of the terms and conditions of the Credit Agreement, and each of the other Loan Documents, and further acknowledges and agrees that all of the terms and conditions of the Credit Agreement shall remain in full force and effect except as expressly provided in this Amendment. This Amendment constitutes a Loan Document for all purposes under the Credit Agreement.
5.Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.
6.The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.
7.On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
8.This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
[SIGNATURES ON FOLLOWING PAGE]

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It is intended that this Amendment take effect as an instrument under seal as of the date first written above.
CTR PARTNERSHIP, L.P., a Delaware limited partnership
By:    CareTrust GP, LLC, its general partner
By:    CareTrust REIT, Inc., its sole member

By: /s/ David Sedgwick
Name: David Sedgwick
Title:    President and Chief Executive Officer

CARETRUST REIT, INC., a Maryland corporation

By: /s/ David Sedgwick
Name: David Sedgwick
Title:    President and Chief Executive Officer

CARETRUST CAPITAL CORP., a Delaware corporation

By: /s/ David Sedgwick
Name: David Sedgwick
Title:    President and Chief Executive Officer

CTRE JV HOLDCO LLC, a Delaware limited liability company
By:    CTR Partnership, L.P., its sole member
    By:    CareTrust GP, LLC, its general partner
    By:    CareTrust REIT, Inc., its sole     member

By: /s/ David Sedgwick
Name: David Sedgwick
Title:    President and Chief Executive Officer

[Signature Page to Second Amendment to Third A&R Credit and Guaranty Agreement]

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CARETRUST GP, LLC
GULF COAST BUYER 1 LLC
1070 OLD OCEAN HIGHWAY LLC
86 OLD AIRPORT ROAD LLC
7166 JORDAN ROAD LLC
1930 WEST SUGAR CREEK ROAD LLC
3514 SIDNEY ROAD LLC
CTRE 2024 PA HOLDINGS, LLC
PA HOLDCO 1 BETHEL PARK LLC
PA HOLDCO 1 CANONSBURG LLC
PA HOLDCO 1 MONROEVILLE LLC
PA HOLDCO 1 WHITEHALL LLC
PA HOLDCO 2 BETHEL PARK LLC
PA HOLDCO 2 CANONSBURG LLC
PA HOLDCO 2 MONROEVILLE LLC
PA HOLDCO 2 WHITEHALL LLC
60 HIGHLAND ROAD PA OWNER LLC
113 WEST MCMURRAY ROAD PA OWNER LLC
885 MACBETH DRIVE PA OWNER LLC
505 WEYMAN ROAD PA OWNER LLC, each a Delaware limited liability company

By: /s/ David Sedgwick
Name: David Sedgwick
Title:    President and Chief Executive Officer

[Signature Page to Second Amendment to Third A&R Credit and Guaranty Agreement]

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4TH STREET HOLDINGS LLC
18TH PLACE HEALTH HOLDINGS LLC
49TH STREET HEALTH HOLDINGS LLC
51ST AVENUE HEALTH HOLDINGS LLC
ANSON HEALTH HOLDINGS LLC
ARAPAHOE HEALTH HOLDINGS LLC
ARROW TREE HEALTH HOLDINGS LLC
AVENUE N HOLDINGS LLC
BIG SIOUX RIVER HEALTH HOLDINGS LLC
BOARDWALK HEALTH HOLDINGS LLC
BOGARDUS HEALTH HOLDINGS LLC
BURLEY HEALTHCARE HOLDINGS LLC
CASA LINDA RETIREMENT LLC
CEDAR AVENUE HOLDINGS LLC
CHERRY HEALTH HOLDINGS LLC
CM HEALTH HOLDINGS LLC
COTTONWOOD HEALTH HOLDINGS LLC
DALLAS INDEPENDENCE LLC
DIXIE HEALTH HOLDINGS LLC
EMMETT HEALTHCARE HOLDINGS LLC
ENSIGN BELLFLOWER LLC
ENSIGN HIGHLAND LLC
ENSIGN SOUTHLAND LLC
EVERGLADES HEALTH HOLDINGS LLC
EXPO PARK HEALTH HOLDINGS LLC
EXPRESSWAY HEALTH HOLDINGS LLC
FALLS CITY HEALTH HOLDINGS LLC
FIFTH EAST HOLDINGS LLC
FIG STREET HEALTH HOLDINGS LLC
FLAMINGO HEALTH HOLDINGS LLC
FORT STREET HEALTH HOLDINGS LLC
GAZEBO PARK HEALTH HOLDINGS LLC
GILLETTE PARK HEALTH HOLDINGS LLC
GOLFVIEW HOLDINGS LLC,
each a Nevada limited liability company

By: /s/ David Sedgwick
Name: David Sedgwick
Title:    President and Chief Executive Officer

[Signature Page to Second Amendment to Third A&R Credit and Guaranty Agreement]

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GRANADA INVESTMENTS LLC
GUADALUPE HEALTH HOLDINGS LLC
HILLENDAHL HEALTH HOLDINGS LLC
HILLVIEW HEALTH HOLDINGS LLC
IRVING HEALTH HOLDINGS LLC
IVES HEALTH HOLDINGS LLC
JEFFERSON RALSTON HOLDINGS LLC
JORDAN HEALTH PROPERTIES LLC
JOSEY RANCH HEALTHCARE HOLDINGS LLC
KINGS COURT HEALTH HOLDINGS LLC
LAFAYETTE HEALTH HOLDINGS LLC
LEMON RIVER HOLDINGS LLC
LOCKWOOD HEALTH HOLDINGS LLC
LONG BEACH HEALTH ASSOCIATES LLC
LOWELL HEALTH HOLDINGS LLC
LOWELL LAKE HEALTH HOLDINGS LLC
LUFKIN HEALTH HOLDINGS LLC
MEADOWBROOK HEALTH ASSOCIATES LLC
MEMORIAL HEALTH HOLDINGS LLC
MESQUITE HEALTH HOLDINGS LLC
MISSION CCRC LLC
MOENIUM HOLDINGS LLC
MOUNTAINVIEW COMMUNITYCARE LLC
NORTHSHORE HEALTHCARE HOLDINGS LLC
OLESON PARK HEALTH HOLDINGS LLC
OREM HEALTH HOLDINGS LLC
PAREDES HEALTH HOLDINGS LLC
PLAZA HEALTH HOLDINGS LLC
POLK HEALTH HOLDINGS LLC
PRAIRIE HEALTH HOLDINGS LLC
PRICE HEALTH HOLDINGS LLC
QUEEN CITY HEALTH HOLDINGS LLC,
each a Nevada limited liability company

By: /s/ David Sedgwick
Name: David Sedgwick
Title:    President and Chief Executive Officer

[Signature Page to Second Amendment to Third A&R Credit and Guaranty Agreement]

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QUEENSWAY HEALTH HOLDINGS LLC
RB HEIGHTS HEALTH HOLDINGS LLC
REGAL ROAD HEALTH HOLDINGS LLC
RENEE AVENUE HEALTH HOLDINGS LLC
RILLITO HOLDINGS LLC
RIO GRANDE HEALTH HOLDINGS LLC
SALMON RIVER HEALTH HOLDINGS LLC
SALT LAKE INDEPENDENCE LLC
SAN CORRINE HEALTH HOLDINGS LLC
SARATOGA HEALTH HOLDINGS LLC
SILVER LAKE HEALTH HOLDINGS LLC
SILVERADA HEALTH HOLDINGS LLC
SKY HOLDINGS AZ LLC
SNOHOMISH HEALTH HOLDINGS LLC
SOUTH DORA HEALTH HOLDINGS LLC
STILLHOUSE HEALTH HOLDINGS LLC
TEMPLE HEALTH HOLDINGS LLC
TENTH EAST HOLDINGS LLC
TERRACE HOLDINGS AZ LLC
TRINITY MILL HOLDINGS LLC
TROUSDALE HEALTH HOLDINGS LLC
TULALIP BAY HEALTH HOLDINGS LLC
VALLEY HEALTH HOLDINGS LLC
VERDE VILLA HOLDINGS LLC
WAYNE HEALTH HOLDINGS LLC
WILLITS HEALTH HOLDINGS LLC
WILLOWS HEALTH HOLDINGS LLC
WISTERIA HEALTH HOLDINGS LLC,
each a Nevada limited liability company

By: /s/ David Sedgwick
Name: David Sedgwick
Title:    President and Chief Executive Officer

[Signature Page to Second Amendment to Third A&R Credit and Guaranty Agreement]

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160 NORTH PATTERSON, LLC
4075 54TH STREET, LLC
8665 LA MESA BOULEVARD, LLC
7039 ALONDRA BOULEVARD, LLC
10625 LEFFINGWELL ROAD, LLC,
each a California limited liability company

By: /s/ David Sedgwick
Name: David Sedgwick
Title:    President and Chief Executive Officer

[Signature Page to Second Amendment to Third A&R Credit and Guaranty Agreement]

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KEYBANK NATIONAL ASSOCIATION,
as the Administrative Agent, as the Issuing Bank, as the Swingline Lender and as a Lender

By: /s/ Eric Hafertepen
Name: Eric Hafertepen
Title: Senior Vice President

[Signature Page to Second Amendment to Third A&R Credit and Guaranty Agreement]

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BMO BANK N.A., as a Lender

By: /s/ Darin Mainquist
Name:    Darin Mainquist
Title: Managing Director

[Signature Page to Second Amendment to Third A&R Credit and Guaranty Agreement]

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RAYMOND JAMES BANK, as a Lender

By: /s/ Alexander Sierra
Name:    Alexander Sierra
Title:    Vice President

[Signature Page to Second Amendment to Third A&R Credit and Guaranty Agreement]

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Darin Mullis___
Name:    Darin Mullis
Title:    Managing Director

[Signature Page to Second Amendment to Third A&R Credit and Guaranty Agreement]

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THE HUNTINGTON NATIONAL BANK, as a Lender

By: /s/ Michael J. Kinnick
Name:    Michael J. Kinnick
Title:    Senior Vice President

[Signature Page to Second Amendment to Third A&R Credit and Guaranty Agreement]

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JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Jason Baeten
Name:    Jason Baeten
Title:    Executive Director

[Signature Page to Second Amendment to Third A&R Credit and Guaranty Agreement]

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BANK OF AMERICA, N.A., as a Lender

By: /s/ Darren Merten
Name:    Darren Merten
Title:    Director

[Signature Page to Second Amendment to Third A&R Credit and Guaranty Agreement]

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MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Gretell Merlo
Name:    Gretell Merlo
Title:    Authorized Signatory

[Signature Page to Second Amendment to Third A&R Credit and Guaranty Agreement]

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M&T BANK, as a Lender

By:/s/ Cameron Daboll
Name:    Cameron Daboll
Title:    SVP / Director

[Signature Page to Second Amendment to Third A&R Credit and Guaranty Agreement]

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ROYAL BANK OF CANADA, as a Lender

By: /s/ William Behuniak
Name:    William Behuniak
Title:    Authorized Signatory

[Signature Page to Second Amendment to Third A&R Credit and Guaranty Agreement]

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